Exhibit 99.1

Market Issue Name Symbol Eff/Ex Date/Time Event Type Date/Time OTC Equity BLUEONE CARD INC Common Stock BCRD 04/15/2026 00:00:00 Name Change 04/14/2026 09:57:58 5/12/26, 12:05 PM https://otce.finra.org/otce/dailyList 1/2 Daily List I Ust Events Summary Details Previous Value Current Value Symbol Issue Name Class Maturity Date BCRD BLUEONE CARD INC Common Stock BCRD BlueOne Technologies, Inc. Common Stock Market Category Unit of Trade Regulatory Transaction Fee Flag OTC Equity ,,,,.,, ....................... 100 Yes OTC Equity 100 Yes Dally List Date/Time Event Type Effective/Ex Date/Time Subject to Corporate Action Offering Type Dally List Comment Current Value 04/14/2026 09:57:58 Name Change 04/15/2026 00:00:00 CA No Restrictions